Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2019

	Shares	Value
COMMON STOCKS† - 4.8%
Utilities - 4.3%
TexGen Power LLC††	65,297	$2,407,827
Energy - 0.3%
SandRidge Energy, Inc.*	38,619	163,744
Consumer, Non-cyclical - 0.2%
ATD New Holdings, Inc.*,††	3,845	96,125
Total Common Stocks
(Cost $3,632,053)		2,667,696
PREFERRED STOCKS†† - 0.4%
Financial - 0.4%
American Equity Investment Life Holding Co., 5.95%*	8,000	206,000
Total Preferred Stocks
(Cost $200,000)		206,000
MONEY MARKET FUND† - 0.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 1.44%[1]	459,167	459,167
Total Money Market Fund
(Cost $459,167)		459,167

	Face Amount~
CORPORATE BONDS†† - 89.2%
Energy - 60.7%
Exterran Energy Solutions Limited Partnership /EES Finance Corp.
8.13% due 05/01/25[2]	2,350,000	2,314,750
Whiting Petroleum Corp.
5.75% due 03/15/21[2]	2,050,000	1,939,300
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[3]	2,000,000	1,720,000
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[2]	1,500,000	1,711,531
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[2]	850,000	873,709
5.63% due 04/15/23[2]	750,000	816,314
Newfield Exploration Co.
5.38% due 01/01/26[2]	1,550,000	1,681,151
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	2,200,000	1,680,250
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	1,622,270
Indigo Natural Resources LLC
6.88% due 02/15/26[2,3]	1,700,000	1,598,000
Hess Corp.
4.30% due 04/01/27[2]	1,200,000	1,279,709
7.88% due 10/01/29[2]	200,000	261,369
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[3]	1,545,000	1,452,300
PDC Energy, Inc.
5.75% due 05/15/26	900,000	897,750
6.13% due 09/15/24	450,000	455,625
MPLX, LP
4.88% due 12/01/24[2]	1,000,000	1,087,193
SRC Energy, Inc.
6.25% due 12/01/25	1,050,000	1,057,875
DCP Midstream Operating, LP
5.35% due 03/15/20[2,3]	1,025,000	1,030,125
Pattern Energy Group, Inc.
5.88% due 02/01/24[3]	1,000,000	1,028,750
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	1,018,940
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[3]	900,000	956,250
Antero Resources Corp.
5.63% due 06/01/23[2]	1,100,000	882,750
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	500,000	510,000
5.63% due 05/01/27[2,3]	250,000	253,438
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[3]	800,000	696,000
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[2]	600,000	674,676
Gibson Energy, Inc.
5.25% due 07/15/24[3]	CAD 700,000	569,452
Unit Corp.
6.63% due 05/15/21	988,000	543,400
Phillips 66 Partners, LP
3.55% due 10/01/26[2]	500,000	524,173
Bruin E&P Partners LLC
8.88% due 08/01/23[4]	718,000	466,700
Basic Energy Services, Inc.
10.75% due 10/15/23[4]	650,000	464,750
NuStar Logistics, LP
6.00% due 06/01/26[2]	250,000	264,375
5.63% due 04/28/27	150,000	154,125
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	392,000
Range Resources Corp.
5.88% due 07/01/22	350,000	347,375
Viper Energy Partners, LP
5.38% due 11/01/27[3]	275,000	286,000
CNX Resources Corp.
5.88% due 04/15/22	250,000	250,175
Total Energy		33,762,550
Consumer, Cyclical - 7.9%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3]	2,080,000	2,103,400

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2019

	Face Amount~	Value
CORPORATE BONDS†† - 89.2% (continued)
Consumer, Cyclical - 7.9% (continued)
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	$988,000
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[3]	800,000	859,000
Williams Scotsman International, Inc.
6.88% due 08/15/23[3]	400,000	421,000
7.88% due 12/15/22[3]	49,000	51,083
Total Consumer, Cyclical		4,422,483
Utilities - 7.1%
AES Corp.
5.50% due 04/15/25	1,000,000	1,032,500
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25[2]	800,000	864,000
5.75% due 05/20/27[2]	725,000	795,687
Terraform Global Operating LLC
6.13% due 03/01/26[3]	825,000	858,000
Clearway Energy Operating LLC
5.75% due 10/15/25	400,000	421,000
Total Utilities		3,971,187
Communications - 5.5%
EIG Investors Corp.
10.88% due 02/01/24	1,007,000	1,004,483
Cengage Learning, Inc.
9.50% due 06/15/24[3]	695,000	601,175
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3]	636,000	546,960
Level 3 Financing, Inc.
3.88% due 11/15/29[3]	450,000	453,375
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[3]	250,000	256,250
MDC Partners, Inc.
6.50% due 05/01/24[3]	188,000	170,140
Total Communications		3,032,383
Consumer, Non-cyclical - 4.8%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[2,3]	725,000	759,437
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3]	825,000	752,812
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[3]	400,000	379,000
Beverages & More, Inc.
11.50% due 06/15/22[4]	500,000	342,500
Sotheby’s
7.38% due 10/15/27[3]	225,000	227,813
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[3]	300,000	216,750
Total Consumer, Non-cyclical		2,678,312
Financial - 1.1%
NFP Corp.
8.00% due 07/15/25[3]	200,000	204,000
6.88% due 07/15/25[3]	200,000	200,500
USI, Inc.
6.88% due 05/01/25[3]	200,000	204,440
Total Financial		608,940
Basic Materials - 0.8%
United States Steel Corp.
6.88% due 08/15/25[2]	250,000	233,408
Compass Minerals International, Inc.
6.75% due 12/01/27[3]	200,000	212,500
Total Basic Materials		445,908
Technology - 0.7%
NCR Corp.
6.13% due 09/01/29[3]	350,000	379,792
Industrial - 0.6%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3]	350,000	356,563
Total Corporate Bonds
(Cost $50,321,492)		49,658,118
SENIOR FLOATING RATE INTERESTS††,2,7 - 29.7%
Utilities - 9.6%
Panda Power
8.44% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,923,128	1,698,756
Stonewall
7.44% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	859,416	792,811
Carroll County Energy LLC
5.44% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	780,725	781,701
Granite Generation LLC
5.55% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	750,000	742,500
UGI Energy Services, Inc.
5.55% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	696,500	699,983

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2019

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,2,7 - 29.7% (continued)
Utilities - 9.6% (continued)
Panda Moxie Patriot
7.69% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 12/19/20	699,291	$629,362
Total Utilities		5,345,113
Energy - 7.9%
Penn Virginia Holding Corp.
8.81% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22†††	1,275,000	1,243,125
Buckeye Partners LP
4.44% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/02/26	1,000,000	1,007,920
Permian Production Partners LLC
10.90% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24†††	1,662,500	748,125
Stonepeak Lonestar Holdings LLC
6.30% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	700,000	698,250
Summit Midstream Partners, LP
7.80% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	482,636	455,488
Ultra Petroleum, Inc.
5.80% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) (in-kind rate was 0.25%) due 04/12/24[5]	425,259	250,031
Total Energy		4,402,939
Consumer, Cyclical - 5.3%
Accuride Corp.
7.19% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,849,475	1,461,085
Mavis Tire Express Services Corp.
5.05% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	676,025	656,873
EnTrans International, LLC
7.80% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24†††	358,667	342,527
Blue Nile, Inc.
8.41% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23†††	240,625	174,453
Playtika Holding Corp.
7.80% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	150,000	151,425
NES Global Talent
7.43% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	100,000	99,500
American Tire Distributors, Inc.
7.93% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	34,839
9.30% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	23,419	20,785
Total Consumer, Cyclical		2,941,487
Technology - 2.3%
Planview, Inc.
11.55% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,6	1,000,000	1,009,896
GlobalFoundries, Inc.
6.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	248,750	240,355
Total Technology		1,250,251
Industrial - 1.7%
Diversitech Holdings, Inc.
9.44% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	500,000	487,500
YAK MAT (YAK ACCESS LLC)
11.79% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	479,418
Total Industrial		966,918
Basic Materials - 1.0%
PetroChoice Holdings
6.93% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	592,815	563,174
Financial - 0.9%
Teneo Holdings LLC
6.99% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	548,625	519,822
Communications - 0.5%
Liberty Cablevision Of Puerto Rico LLC
6.74% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	100,000	101,125
Cengage Learning Acquisitions, Inc.
6.05% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	104,886	99,904

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2019

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,2,7 - 29.7% (continued)
Communications - 0.5% (continued)
Houghton Mifflin Co.
8.04% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	100,000	$99,333
Total Communications		300,362
Consumer, Non-cyclical - 0.5%
Cambrex Corp.
6.70% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26	250,000	248,750
Total Senior Floating Rate Interests
(Cost $18,405,408)		16,538,816
ASSET-BACKED SECURITIES†† - 0.8%
Collateralized Loan Obligations - 0.8%
Jamestown CLO V Ltd.
2014-5A, 7.10% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[3,7]	500,000	416,192
Total Asset-Backed Securities
(Cost $438,149)		416,192
Total Investments - 125.7%
(Cost $73,456,269)		$69,945,989
Other Assets & Liabilities, net - (25.7)%		(14,283,392)
Total Net Assets - 100.0%		$55,662,597

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2019	Unrealized Depreciation
Citibank N.A., New York	757,000	CAD	01/14/20	$572,302	$583,207	$(10,905)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Rate indicated is the 7-day yield as of December 31, 2019.
2
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of December 31, 2019, the total market value of segregated or earmarked securities was $33,863,550.

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $21,842,767 (cost $22,195,000), or 39.2% of total net assets.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,273,950 (cost $1,814,906), or 2.3% of total net assets — See Note 6.

5	Payment-in-kind security.
6	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $1,009,896, (cost $991,716) or 1.8% of total net assets.
7
Variable rate security.  Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD — Canadian Dollar CLO — Collateralized Loan Obligation
LIBOR — London Interbank Offered Rate LLC — Limited Liability Company

        See Sector Classification in Other Information section.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2019

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$163,744	$2,503,952	$—	$2,667,696
Preferred Stocks	—	206,000	—	206,000
Money Market Fund	459,167	—	—	459,167
Corporate Bonds	—	49,658,118	—	49,658,118
Senior Floating Rate Interests	—	12,433,690	4,105,126	16,538,816
Asset-Backed Securities	—	416,192	—	416,192
Total Assets	$622,911	$65,217,952	$4,105,126	$69,945,989

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$10,905	$—	$10,905
Unfunded Loan Commitments (Note 5)	—	—	1,840	1,840
Total Liabilities	$—	$10,905	$1,840	$12,745

** This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $14,857,840 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Senior Floating Rate Interests	$3,095,230	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	1,009,896	Model Price	Liquidation Value	—	—
Total	$4,105,126
Liabilities:
Unfunded Loan Commitments	$1,840	Model Price	Purchase Price	—	—

Significant changes in a quote, liquidation value or purchase price would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended December 31, 2019, the Fund had assets with a total value of $487,500 transfer into Level 3 from Level 2 due to lack of observable inputs and had assets with a total value of $3,107,810 transfer out of Level 3 into Level 2 due to changes in the securities valuation methods based on the availability of observable market inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2019:

	Assets			Liabilities
	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$4,207,472	$2,611,880	$6,819,352	$(1,101)
Purchases/(Receipts)	226,100	-	226,100	(656)
(Sales, maturities and paydowns)/Fundings	(15,896)	-	(15,896)	-
Amortization of premiums/discounts	5,290	-	5,290	-
Total realized gains (losses) included in earnings	-	-	-	-
Total change in unrealized appreciation (depreciation) included in earnings	(105,357)	(204,053)	(309,410)	(83)
Transfers into Level 3	487,500	-	487,500	-
Transfers out of Level 3	(699,983)	(2,407,827)	(3,107,810)	-
Ending Balance	$4,105,126	$-	$4,105,126	$(1,840)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2019	$(104,343)	$-	$(104,343)	$(83)

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$ 73,456,347	$ 1,913,844	$ (5,435,107)	$ (3,521,263)

Note 5 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of December 31, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of December 31, 2019, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $33,863,550.

The unfunded loan commitments as of December 31, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Mavis Tire Express Services Corp.	03/20/25	$64,946	$1,840

Note 6 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$645,019	$464,750
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	452,284	342,500
Bruin E&P Partners LLC
8.88% due 08/01/23	07/23/18	717,603	466,700
		$1,814,906	$1,273,950

OTHER INFORMATION (Unaudited)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.